			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF INDIANA

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

MONTHLY OPERATING REPORT Gregg Appliances, Inc.

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		1/29/2020
Signature of Authorized Individual*		Date

Kevin Kovacs		CEO/CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
December 1, 2019 to
(In Thousands)	December 31, 2019

Net Sales	$—
Cost of Goods Sold	—
Gross Profit/Loss	—

Operating Expenses:
Advertising Expense, Net	—
Occupancy Costs	3
Data Communications	0
Repair and Maintenance	—
Company Insurance (Non-Medical)	0
Employee Benefits	1
Wage Expense	20
Employee Services	1
Travel and Entertainment	—
Bank Transaction Fees	170
Professional Fees	152
Stock Compensation Expense (Benefit), Net	—
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	—
Administrative and Sales Expense	12
Product Services Expense	—
Bad Debts	—

Total Operating Expenses	359

Operating Income/(Loss)	(359)

Interest Expense, net	(31)
Other Income/(Expense)	3,771

Income Before Taxes	$3,380

Income Tax Expense/(Benefit)	-

Net Income/(Loss)	$3,380

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	12/31/2019

Assets
Cash	$4,789
Credit Card and Trade Accounts Receivable, Net	5,954
Accounts Receivable - Other	8,456
Merchandise Inventories	—
Prepaid Expenses and Other Assets	2,617
Income Taxes Receivable	—
Total Current Assets	21,816

Property and Equipment, Net	—
Capitalized Financing Fees, Net	—
Goodwill	—
Trademarks, Net	—
Other Assets, Net	—

Total Assets	$21,816

Liabilities and Stockholders' Deficit
Accounts Payable	8,190
Outstanding Customer Deposits, Credits, Refunds	1,560
Unredeemed Gift Card Liability	15
Other Accrued Expenses	5,460
Deferred Tax Liability	—
DIP Loans	—

Total Current Liabilities	$15,225

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	107
Liabilities Subject to Compromise	196,192

Total Liabilities	$211,758

Preferred Stock	—
Common Stock	4
Accumulated Deficit	(344,493)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	$(189,941)

Total Liabilities and Stockholders' Deficit	$21,816

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
December 1, 2019 to
(In Thousands)	December 31, 2019
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(3,861)

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	—
Other	—
Net cash used in investing activities	—

Cash flows from financing activities:
Net Borrowings (Repayments) on Debt Facility	(3,502)
(3,502)

Increase/(decrease) in cash and cash equivalents	(7,363)

Cash and cash equivalents at beginning of period	12,151

Cash and cash equivalents at end of period	$4,789

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Quarterly Summary of Receipts (unaudited)

(In Thousands) For the Calendar Quarter Ended 12/31/2019
Amounts
Receipts from Preferences:
Gross Preference Recoveries	$188
Less: Expenses / Contingency Fee	$(53)
Net Preference Recoveries	$135

Receipts from Other (1)	$2

Total Receipts	$137

5

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of December 1, 2019 to December 31, 2019
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$3,859

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	9174	Gregg Appliances, Inc.	Operating Account	$ 0	$ —	12/31/2019	No
1001	Corporate Account	9505	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	$ —	$ —	12/31/2019	No
1016	Cash Concentration	9455	Gregg Appliances, Inc.	Cash Dominion	$ 0	$ —	12/31/2019	No
1017	Gregg AR DIP REVOLVER	2ZT08	Gregg Appliances, Inc.	Excess cash on Wells Fargo AR DIP Revolver	$ 511	$ 511	12/31/2019	Yes
1051	Disbursements	9729	Gregg Appliances, Inc.	Checking	$ —	$ (2)	12/31/2019	No
1011	Restricted - Wells Fargo Escrow	Internal Wells Fargo Account	Gregg Appliances, Inc	Legal Reserve and Escrow for Whirlpool, Electrolux and WGT V Matters	$ 4,280	$ 4,280	12/31/2019	No

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of December 1, 2019 to December 31, 2019
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	$ 1,878	$ —
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	$ —	$ —
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	$ 2,423	$ —
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	$ —	$ —
ICE MILLER LLP	Legal Services	$ 1,938	$ —
BINGHAM GREENEBAUM DOLL LLP	Bankruptcy Services	$ 203	$ —
MALFITANO PARTNERS	Bankruptcy Services	$ 66	$ —
COOLEY LLP	Bankruptcy Services	$ 2,276	$ —
PROVINCE, INC.	Bankruptcy Services	$ 556	$ —
DLA PIPER LLP US	Bankruptcy Services	$ —	$ —
FAEGRE BAKER DANIELS LLP	Bankruptcy Services	$ —	$ 2
CHOATE HALL & STEWART LLP	Bankruptcy Services	$ —	$ 100
ASK LLP	Bankruptcy Services	$ —	$ —
GREAT AMERICAN GROUP	Bankruptcy Services	$ —	$ —
GAVIN SOLMENESE LLC	Bankruptcy Services	$ 136	$ —
CHIPMAN BROWN CICERO & COLE, LLP	Legal Services	$ 60	$ 22

Total		$ 9,538	$124

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional from commencement of the case through December 2019.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 12/31/2019

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 21	$40	$ —	$ —	$ 1,065	$1,125
Wages Payable	$ 4	—	$ —	$ —	$ —	4
Taxes Payable (1)	$ 2	—	$ —	$ —	$ 939	941
Rent/Leases-Building	$ —	—	$ —	$ —	$ 3,759	3,759
Utilities Payable (2)	$ —	—	$ —	$ —	$ 428	428
Insurance Reserves	$ —	—	$ —	$ —	$ —	—
Secured Debt/Adequate Protection Payments	$ —	—	$ —	$ —	$ —	—
Professional Fees	$ 61	97	$ 63	$ —	$ 2,072	2,293
Amounts Due to Insiders	$ —	—	$ —	$ —	$ —	—
Outstanding Customer Deposits, Credits, Refunds (2)	$ —	—	$ —	$ —	$ 1,560	1,560
Unredeemed Gift Card Liability (2)	$ —	—	$ —	$ —	$ 15	15
Deferred Rent	$ —	—	$ —	$ —	$ —	—
LT Deferred Compensation	$ —	—	$ —	$ —	$ 234	234
Other (2)	$ —	—	$ —	$ —	$ 5,206	5,206
Total Post-Petition Debts	$ 89	$136	$ 63	$ —	$ 15,277	$15,566

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable and any penalties charged for late payments beginning in July 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of December 1, 2019 to December 31, 2019
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$ 1	$ 3	$ (2)	12/13; 12/27	WIRE	$ 1
FICA - Employee	$ 0	$ 1	$ (1)	12/13; 12/27	WIRE	$ 0
FICA - Employer	$ 0	$ 1	$ (0)	12/13; 12/27	WIRE	$ 0
Unemployment	$ —	$ 0	$ —	12/13; 12/27	WIRE	$ —
Income	$ —					$ —
Total Federal Taxes	$ —	$ 4	$ (3)			$ 1

State and Local
Withholding	$ 0	$ 1	$ (1)	12/13; 12/27	WIRE	$ 0
Sales and Use	$ (0)	$ —	$ —			$ (0)
Excise	$ —	$ —	$ —			$ —
Unemployment	$ —	$ 0	$ —	12/13; 12/27		$ 0
Real Property	$ 3,474	$ —	$ —			$ 3,474
Personal Property	$ 1,582	$ —	$ —			$ 1,582
Other	$ 99	$ —	$ —			$ 99
Total State and Local	$ 5,156	$ 1	$ (1)			$ 5,156

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of December 31, 2019
Accounts Receivable Reconciliation			Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period			$900	5,054	$5,954
+ Amounts billed during the period			—	—	—
- Amounts collected during the period			—	—	—
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)			—	—	—
Total Accounts Receivable at the end of the reporting period			$900	$5,054	$5,954

As of December 31, 2019
Accounts Receivable Aging	13.92	Amount

< 90			$ —	$ —	$—
91+		2.8	900	5,054	5,954
Total Accounts Receivable		2.8	900	5,054	5,954
Amount Considered Uncollectible		—	—	—	—
Accounts Receivable, Net		$ 2.8	$900	$5,054	$5,954
			(1) / (2)
NOTES
(1) In July 2018, all Credit Card Receivables were written off with the exception of Pre-Petition funds withheld by Vantiv (Visa/Mastercard) in the amount of $900,000. Debtors understand some or all of that amount was applied against chargebacks by the Credit Card companies; however, will continue to carry balance until fully resolved.

(2) No reserves have been recorded against credit card receivables.
(3) $8.5M of Accounts Receivable - Other exists at 12/31/2019, all of which is aged > 90 days past due.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.					X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date